German American Bancorp, Inc.

STRONG TIES.

Symbol: GABC

KBW 7th Annual Community Bank Investor Conference

August 2, 2006

STRONG SOLUTIONS.

Presented By

Mark A. Schroeder
President and CEO

Bradley M. Rust
Senior Vice President and CFO

STRONG TIES.

Forward Looking Statement

When used in this presentation and our oral statements, the words or phrases "believe," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the unknown future direction of interest rates and the timing and magnitude of any changes in interest rates; the effects of changes in competitive conditions; acquisitions of other businesses and costs of integrations of such acquired businesses; the introduction, withdrawal, success and timing of business initiatives and strategies; changes in customer borrowing, repayment, investment and deposit practices; changes in fiscal, monetary and tax policies; changes in financial and capital markets; changes in general economic conditions, either nationally or regionally, resulting in, among other things, credit quality deterioration; the impact, extent and timing of technological changes; capital management activities; actions of the Federal Reserve Board and legislative and regulatory actions and reforms; changes in accounting principles and interpretations; the inherent uncertainties involved in litigation and regulatory proceedings which could result in our incurring loss or damage regardless of the merits of our claims or defenses; and the continued availability of earnings and excess capital sufficient for the lawful and prudent declaration and payment of cash dividends.

In this presentation we present certain measures of operating results for interim periods ended June 30, 2006, on an annualized basis for the whole of 2006. We do not, by doing so, intend to suggest that actual results for the annual period ending December 31, 2006, will necessarily prove to be equal to or greater than the figures presented on an annualized basis; results for the annual period may be materially less than annualized figures, due to the above or other factors.

German American Bancorp, Inc., does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Who We Are

- Super Community Financial Services Organization headquartered in Jasper, Indiana
- $1.025 Billion Assets
  - 29 Banking Offices
  - 6 Financial Advisory Offices
  - 5 Insurance Agency Offices
  - 5 Community Bank Minority Ownership Interests in Metro Markets in Indiana and Kentucky


Indiana
Tippecanoe County
Lafayette
Hamilton County
Carmel
Marion County
Indianapolis
Illinois
Ohio
Vigo County
Terre Haute
Monroe County
Bloomington
GABC Community-Based Financial Network
Community Bank Minority Ownership
Planned Market Expansion
Lawrence County
Bedford
Knox County
Daviess County
Martin County
Vincennes
Loogootee
Washington
Dubois County
Petersburg
Jasper
Princeton
Pike County
Gibson County
Spencer County
Perry County
Vanderburgh County
Evansville
Tell City
Rockport
Louisville
Jefferson County
Kentucky


GABC Community-Based Financial Network
Community Bank Minority Ownership
Planned Market Expansion
Monroe County
Bloomington
Lawrence County
Bedford
Knox County
Daviess County
Martin County
Vincennes
Washington
Loogootee
Petersburg
Dubois County
Jasper
Princeton
Pike County
Gibson County
Spencer County
Perry County
Tell City
Rockport
Indiana
Illinois
Ohio
Kentucky
Indianapolis

STRONG SOLUTIONS.

Transition of Operations 2000-2005

- Successfully transitioned the Company from a traditional community banking organization with a thrift-like balance sheet to commercially-focused, community-based financial service organization offering a full array of products and services.
  - Building of premiere Executive Management Team…

    Right People on the Bus – In the Right Seats
  - Repositioning of the balance sheet and development of new sources of fee income

STRONG TIES.

Operational Philosophy Supports Vision

- Local market Presidents
- Decentralized decision-making
- Franchise approach to product, promotion, and branding
- Specialized product offerings (banking, insurance, investments)
- Optimization of technology utilization
- Standardization and centralization of back-office operations


STRONG SOLUTIONS.

German American Bancorp, Inc.

Bradley M. Rust

Senior Vice President and CFO

STRONG TIES.

Financial Trends

Total Assets


$1,100
$1,050
$1,000
$950
$900
$850
$1,080
$1,015
$957
$926
$942
$946
$1,025
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
6/30/06

(Dollars in Millions)

Total Loans, Net of Unearned Income



$720
$700
$680
$660
$640
$620
$600
$580
$710
$657
$611
$612
$630
$652
$706
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
6/30/06
(Dollars in Millions)

Total Commercial Loans*

◆ = Commercial Loans as % of Total Loans



$475
$450
$425
$400
$375
$350
$325
$300
$275
$250
$225
$200
$262
$307
$339
$388
$413
$421
$462
37%
47%
55%
63%
66%
64%
65%
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
6/30/06

* Includes agri-business credits

(Dollars in Millions)

Non-Performing Loans to Total Loans



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.72%
0.53%
0.45%
1.04%
2.41%
1.66%
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
6/30/06

Total Deposits


$820
$800
$780
$760
$740
$720
$700
$680
$660
$640
$736
$727
$707
$717
$750
$747
$805
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
6/30/06
(Dollars in Millions)

TRANSACTION DEPOSITS*

◆ = TRANSACTION DEPOSITS AS A % OF TOTAL FUNDING SOURCES



$450
$425
$400
$375
$350
$325
$300
$275
$250
$225
$283
29%
$349
39%
$339
40%
$379
46%
$428
51%
$438
51%
$447
48%
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
6/30/06 YTD

(Dollars in Millions)

* Includes demand, savings, and money market deposit balances

REPORTED NET INCOME



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$9,193
$9,442
$8,168
$7,239
$9,721
$10,102
2001
2002
2003
2004
2005
6/30/06
YTD Annualized

(Dollars in Thousands)

Normalized Net Income *


$10,600
$10,400
$10,200
$10,000
$9,800
$9,600
$9,400
$9,200
$9,000
$8,800
$9,400
$9,477
$9,415
$9,926
$9,983
$10,480
2001
2002
2003
2004
2005
6/30/06
YTD Annualized

*See Non-GAAP disclosure reconciliations

(Dollars in Thousands)

Net Interest Income (Tax-Equivalent)

◆ = Net Interest Margin (Tax-Equivalent)


$37,000
$36,000
$35,000
$34,000
$33,000
$32,000
$31,000
$30,000
$29,000
$28,000
$34,237
$34,308
$31,531
$32,867
$33,443
$36,692
3.61%
3.67%
3.61%
3.86%
3.92%
4.01%
2001
2002
2003
2004
2005
6/30/06
YTD Annualized

(Dollars in Thousands)

Total Non-Interest Income

◆ = Non-Interest Income as % of Total Revenue


$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$9,772
$9,509
$12,934
$13,302
$14,194
$14,844
22%
22%
29%
29%
30%
29%
2001
2002
2003
2004*
2005
6/30/06
YTD Annualized

*Excludes $3,682 non-cash other-than-temporary impairment charge from $9,620 reported non-interest income

(Dollars in Thousands)

Total Non-Interest Expense

◆ = Normalized Efficiency Ratio



$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$29,308
$28,967
$30,321
$30,609
$31,448
$35,634
65.8%
66.0%
67.8%
65.3%
65.1%
67.9%
2001
2002
2003*
2004
2005
6/30/06
YTD Annualized

See Non-GAAP disclosure reconciliations

*Excludes $1,898 prepayment fee on debt extinguishment from $32,219 reported non-interest expense

(Dollars in Thousands)

Normalized Earnings Per Share


$0.95
$0.90
$0.85
$0.80
$0.75
$0.70
$0.65
$0.60
$0.55
$0.50
$0.78
$0.79
$0.84
$0.91
$0.92
$0.95
2001
2002
2003*
2004
2005
6/30/06
YTD Annualized

* See Non-GAAP disclosure reconciliations

Strategic Initiatives

STRONG SOLUTIONS.

CONTINUATION OF TRANSITION PLAN

- **Development of sources of fee income**
  - Insurance revenue – 97th percentile
  - Investment advisory fees – 96th percentile
- **Repositioning of balance sheet structure**
  - Continued growth of no/low cost transaction deposits
  - Maintenance of at least 2/3 – 1/3 commercial/retail loan mix
  - Improve low quality ratios to historic levels
- **Building of premiere team of financial professionals**
  - Ability to attract and retain the best and the brightest talent

STRONG SOLUTIONS.

Address Organizational Efficiencies

- **Evolution to common legal structure**
  - > Charter consolidation in progress
  - > Divisional community banking model
- **Creation of Office of the President**
  - > President – Commercial Financial Services
  - > President – Retail Financial Services
  - > Blending of traditional community bank model with line of business model
- **Enhanced level of operating efficiency**
  - > Optimization of existing branch network
  - > Justification of existing product and service offerings
  - > Standardization of back-office operations

STRONG TIES.

External growth opportunities

- **DeNovo branching strategy**
  - > Bloomington/Bedford market
  - > Expands market potential by 50%
- **Seasoning of existing minority ownership relationships**
  - > Indianapolis – Evansville – Lafayette – Louisville markets
- **Disciplined and selective mergers and acquisitions**
  - > Adjacent market areas offering improved growth potential
  - > In-market opportunities allowing improved operating efficiencies

STRONG SOLUTIONS.

WHY INVEST IN GABC?

- **Focus on increasing long-term institutional ownership**
  - > Proven ability of plan execution
  - > Potential of pending organizational changes
  - > Infrastructure in place for future EPS growth
  - > Attractive valuation
    - >> Relative P/E ratio – 14.2 x LTM
    - >> Dividend yield – 4.34%

Non-GAAP Disclosure Reconciliations

These materials contain certain financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP").

The slide presentation furnished herewith uses the non-GAAP financial measure of "normalized net income," which represents net income, less (a) prepayment fees, net of tax, associated with the extinguishment of certain borrowings in 2003, (b) charges, net of tax, related to certain other-than-temporary impairment charges on investment securities in 2004, and (c) intangible amortization expense, net of tax, during each period presented. In addition, this slide presentation reflects Total Non-Interest Income for 2004 and Total Non-Interest Expense for 2003 on an adjusted basis for described in clauses (a) and (b) above.

The slide presentation furnished herewith also uses the non-GAAP financial measure of "total tangible shareholders equity" which represents total shareholders equity less goodwill and other intangible assets resulting form prior business acquisitions and intangible assets resulting from core deposit and acquired customer relationships.

In addition, the slide presentation furnished herewith uses the non-GAAP financial measures of normalized net income, determined as described above, to present net income per share as "normalized earnings per share."

The Corporation believes that these non-GAAP financial measures presented with these adjustments best reflects the Corporation's ongoing performance and business operations during the periods presented and is useful to investors for comparative purposes.

The following tables reconcile (a) net income to normalized net income, (b) total shareholders equity to total tangible shareholders equity, (c) net income per share to normalized earnings per share, and (d) return on equity to normalized return on equity, for the periods and dates presented: (dollars in thousands)

STRONG SOLUTIONS.

Non-GAAP Disclosure Reconciliations

	2001	2002	2003	2004	2005	6/30/2006 annualized YTD
Net Income, as reported	$9,193	$9,442	$8,168	$7,239	$9,721	$10,102
Plus: Intangible amortization expense, tax adjusted	207*	35	101	257	262	378
Prepayment fee on debt extinguishment, tax adjusted	-	-	1,146	-	-	-
Non-cash other-than-temporary impairment charge, tax adjusted	-	-	-	2,430	-	-
Normalized net income	$9,400	$9,477	$9,415	$9,926	$9,983	$10,480
Weighted average # of shares	12,093,160	12,007,009	11,176,766	10,914,622	10,890,987	10,993,567
Normalized earning per share	$0.78	$0.79	$0.84	$0.91	$0.92	$0.95
Average shareholders' equity	$100,232	$103,301	$87,703	$82,558	$84,479	87,639
Less: Average Goodwill	1,915	1,794	1,794	1,794	2,197	9,372
Average other intangible assets	226	227	1,405	2,591	2,254	3,415
Average tangible shareholders' equity	$98,091	$101,280	$84,504	$78,173	$80,028	$74,852
Normalized return on equity	9.38%	9.17%	10.74%	12.02%	11.82%	11.96%

*Includes goodwill amortization of $164, net of tax

(Dollars in Thousands, except per share data)

STRONG TIES.

	2001	2002	2003	2004	2005	6/30/2006 annualized YTD
Reconciliation of return on equity, as reported, to normalized return on equity						
Return on equity, as reported	9.17%	9.14%	9.31%	8.77%	11.51%	11.53%
Plus: Intangible amortization expense, tax adjusted	0.21%	0.03%	0.12%	0.31%	0.31%	0.43%
Prepayment fee on debt extinguishment, tax adjusted	0.00%	0.00%	1.31%	0.00%	0.00%	0.00%
Non-cash other-than-temporary impairment charge, tax adjusted	0.00%	0.00%	0.00%	2.94%	0.00%	0.00%
Return on equity	9.38%	9.17%	10.74%	12.02%	11.82%	11.96%
Reconciliation of earnings per share, as reported, to normalized earnings per share						
Earnings per share, as reported	$0.76	$0.79	$0.73	$0.66	$0.89	$0.92
Plus: Intangible amortization expense, tax adjusted	0.02	-	0.01	0.02	0.02	0.03
Prepayment fee on debt extinguishment, tax adjusted	-	-	0.10	-	-	-
Non-cash other-than-temporary impairment charge, tax adjusted	-	-	-	0.22	-	-
Normalized earnings per share	$0.78	$0.79	$0.84	$0.91	$0.92	$0.95
Reconciliation of efficiency ratio, as reported, to normalized efficiency ratio						
Efficiency ratio, as reported	66.6%	66.1%	72.5%	72.0%	66.0%	69.1%
Intangible amortization expense	-0.8%	-0.1%	-0.4%	-1.0%	-0.9%	-1.2%
Prepayment fee on debt extinguishment	0.0%	0.0%	-4.3%	0.0%	0.0%	0.0%
Non-cash other-than-temporary impairment charge	0.0%	0.0%	0.0%	-5.7%	0.0%	0.0%
Normalized efficiency ratio	65.8%	66.0%	67.8%	65.3%	65.1%	67.9%

(Dollars in Thousands, except per share data)

STRONG SOLUTIONS.

German American Bancorp, Inc.

Mark A. Schroeder, President and CEO
(812) 482-0701
mark.schroeder@germanamericanbancorp.com

Bradley M. Rust, Senior Vice President and CFO
(812) 482-0718
brad.rust@germanamericanbancorp.com